                            IMPAX Laboratories, Inc.







September 2005 v1              IMPAX Laboratories, Inc.                      1

                      IMPAX LABORATORIES, INC. (OTC: IPXL)

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. In particular, the forward-looking statements include statements about IMPAX's estimated timelines and new application filing goals. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause Impax's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of Impax's stock, Impax's delay in filing its 2004 Form 10-K and its Form 10-Q's for the first two quarters of 2005, Impax's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, Impax's ability to successfully develop and commercialize pharmaceutical products, Impax's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in Impax's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

-------------------------------------------------------------------------------
NOTE: ALL SALES DATA REFERENCED HEREIN IS NDCHEALTH, CURRENT 12 MONTHS ENDING JULY 31, 2005, EXCEPT SALES DATA FOR CARPROFEN, A VETERINARY PRODUCT, WHICH ARE 12 MONTHS ENDING DECEMBER 31, 2004 FROM MARKET DYNAMICS.
-------------------------------------------------------------------------------

Trademarks referenced herein are the property of their respective owners.



September 2005 v1     IMPAX Laboratories, Inc.  (C)2005 IMPAX Laboratories, Inc.

                                COMPANY OVERVIEW

o   Technology based specialty pharmaceutical company

o Applying oral, drug delivery technology and formulation expertise to the development of generic and branded pharmaceutical products

o   Experienced senior management team

o   Strong product portfolio

o   Strong strategic partners

o   Brand strategy offers long-term growth opportunities




September 2005 v1              IMPAX Laboratories, Inc.                      3

                                PRODUCT PORTFOLIO

o Approximately 93 generic products approved, pending or under development - targeting more than $27.5 billion in US product sales

    |X| 28 Approved applications

    |X| 14 Applications pending at FDA

        o 5 ANDAs with Tentative Approval

    |X| Approximately 51 more under development

        o Additional products and/or strengths

o Additionally, 1 NDA for a brand product is pending with 3 more under active development



September 2005 v1              IMPAX Laboratories, Inc.                      4

                                 R&D HIGHLIGHTS

o   2004 - Received 11 approvals from FDA

    |X| Two Tentative Approvals - generic versions of:
        Allegra-D
        Tricor Tablets

    |X| Nine Final Approvals - generic versions of:

        Wellbutrin SR 100,150 mg           Claritin-D 24-hr
        Declomycin                         Sinemet CR
        Zyban                              Proamatine
        Glucophage XR 500mg                OxyContin 80 mg
        Wellbutrin SR 200 mg



September 2005 v1              IMPAX Laboratories, Inc.                      5

                                 R&D HIGHLIGHTS

o   2005 YTD - Received 5 approvals from FDA

    |X| Tentative Approval for a generic version of:
        Ditropan XL

    |X| Final approvals for generic versions of:
        Dantrium
        Agrylin
        Rimadyl (a veterinary product)
        Glucophage XR 750 mg


September 2005 v1              IMPAX Laboratories, Inc.                      6

                              COMMERCIAL HIGHLIGHTS

o   2004

    |X| Launched 8 new products - generic versions of:
        Claritin Reditabs                   Wellbutrin SR Tablets (100,150)
        Declomycin Tablets                  Sinemet CR Tablets
        Zyban Tablets                       Prilosec Capsules
        Proamatine Tablets                  Wellbutrin SR Tablets (200)

o   2005

    |X| Launched 5 new products - generic versions of:
        Claritin-D 24 hour                           Dantrium Capsules
        OxyContin 80mg CR Tablets                    Agrylin Capsules
        Rimadyl Caplets (a veterinary product)







September 2005 v1              IMPAX Laboratories, Inc.                      7

                           DRUG DELIVERY CAPABILITIES

o   Multiple delivery vehicles

o Applying new and existing drug delivery technologies to create new product opportunities
    (18 approved ANDAs utilize our drug delivery technologies)

o Developing and patenting new concepts and oral, controlled release technologies

o   Over 110 employees in our R&D effort






September 2005 v1              IMPAX Laboratories, Inc.                      8

                              DEVELOPMENT STRATEGY

o   Target limited competition environment

    |X| Generic

        o Controlled Release- large, rapidly growing market
        o Specialty- technically challenging projects, barriers to entry, or other selected market opportunities

    |X| Brand

        o Targeting drugs used in treating CNS disorders
        o Focusing on improved versions of marketed compounds
          |X| Lower cost - much smaller R&D investment compared to NCEs
          |X| Lower risk of development - compounds previously shown to be safe and effective



September 2005 v1              IMPAX Laboratories, Inc.                      9

                              DEVELOPMENT STRATEGY

o   Outsourced Development

    |X| Selected Generic Projects
        o 20 development projects outsourced
        o Utilizing 6 off-shore companies

    |X| Provides
        o Lower cost of development
        o Increased development capacity











September 2005 v1              IMPAX Laboratories, Inc.                      10

                                GENERIC PROJECTS


--------------------------------------------------------------------------------
                                 Current Status
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
   Group                 Specialty          Controlled Release        Total
--------------------------------------------------------------------------------
   Category             Qty    Market*        Qty     Market*     Qty    Market*
--------------------------------------------------------------------------------
 Pending at FDA          6      $463           8      $5,175       14     $5,638
--------------------------------------------------------------------------------
Under Development       28    $2,927          23     $15,677       51    $18,604
--------------------------------------------------------------------------------
     Total              34    $3,390          31     $20,852       65    $24,242
--------------------------------------------------------------------------------

*US Market size, millions of US$






September 2005 v1              IMPAX Laboratories, Inc.                      11

                                GENERIC PROJECTS

Paragraph IV Filing Summary (21 total)

--------------------------------------------------------------------------------------------
    IMPAX PROJECT                   GENERIC OF*                EST. FILING        INITIAL
                                                                 ORDER**          FILING
--------------------------------------------------------------------------------------------
Omeprazole 10,20,40mg DR         Prilosec (AZN)              5th of 10 total       4Q99
--------------------------------------------------------------------------------------------
Bupropion 100,150mg ER           Wellbutrin SR (GSK)         3rd of 5 total        2Q00
--------------------------------------------------------------------------------------------
Bupropion 150mg ER               Zyban (GSK)                 2nd of 4 total        2Q00
--------------------------------------------------------------------------------------------
Fenofibrate 67,134,200mg         Tricor Capsule (ABT)        2nd of 2 total        2Q00
--------------------------------------------------------------------------------------------
Loratadine & PSE 10/240mg ER     Claritin-D 24 hr (SGP)      2nd of 3 total        3Q00
--------------------------------------------------------------------------------------------
Loratadine 10mg ODT              Claritin Reditab (SGP)      3rd of 3 total        4Q00
--------------------------------------------------------------------------------------------
Loratadine & PSE 5/120mg ER      Claritin-D 12 hr (SGP)      1st of 2 total        4Q00
--------------------------------------------------------------------------------------------
Metformin 500mg ER               Glucophage XR (BMS)         2nd of 11 total       3Q01(1)
--------------------------------------------------------------------------------------------
Fexofenadine & PSE 60/120mg ER   Allegra-D (AVE)             2nd of 4 total        4Q01
--------------------------------------------------------------------------------------------
Oxycodone 80mg ER                OxyContin (PUR)             3rd of 3 total        4Q01
--------------------------------------------------------------------------------------------
Oxycodone 10,20&40mg ER          OxyContin (PUR)             3rd of 3 total        2Q02
--------------------------------------------------------------------------------------------

*Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.

Note (1)--Paragraph IV certification and notice filed 4Q02.




September 2005 v1              IMPAX Laboratories, Inc.                      12

                                GENERIC PROJECTS

Paragraph IV Filing Summary


---------------------------------------------------------------------------------------------------------------------
   IMPAX PROJECT                          GENERIC OF*                  EST. FILING                            INITIAL
                                                                          ORDER**                              FILING
---------------------------------------------------------------------------------------------------------------------
Fenofibrate 54,160mg                  Tricor Tablet (ABT)             2nd of 4 total                            3Q02
---------------------------------------------------------------------------------------------------------------------
Methylphenidate 18,27,36&54mg ER      Concerta (Alza/JNJ)             1st of 2 total                           3Q02(2)
---------------------------------------------------------------------------------------------------------------------
Carbidopa/Levodopa ER                 Sinemet CR (BMS)                2nd of 4 total                            4Q02
---------------------------------------------------------------------------------------------------------------------
Carprofen 25,75 &100mg (Vet)          Rimadyl (Pfizer)                      1st                                 4Q02
---------------------------------------------------------------------------------------------------------------------
Bupropion 200mg ER                    Wellbutrin SR (GSK)             1st of 2 total                            1Q03
---------------------------------------------------------------------------------------------------------------------
Oxybutynin 5,10,15mg ER               Ditropan XL (Alza/JNJ)          2nd of 2 total(3)                         2Q03
---------------------------------------------------------------------------------------------------------------------
Amphetamine 5,10,15,20,25&30mg ER     Adderall XR (Shire)             2nd of 4 total                            3Q03
---------------------------------------------------------------------------------------------------------------------
Metformin 750mg ER                    Glucophage XR (BMS)             5th of 8 total                            4Q03
---------------------------------------------------------------------------------------------------------------------
Bupropion 150&300mg ER                Wellbutrin XL (GSK)             3rd of 3 total                            4Q04
---------------------------------------------------------------------------------------------------------------------
Undisclosed                                                                                                    4Q04(2)
---------------------------------------------------------------------------------------------------------------------

*Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data.

Note (2)--Paragraph IV certification and notice filed 3Q05.
Note (3)--May be first to have filed on 15 mg strength.


September 2005 v1              IMPAX Laboratories, Inc.                      13

                                GENERIC PROJECTS

Paragraph IV Litigation Status Summary (21 total filed)


--------------------------------------------------------------------------------
                  Litigation Resolved or Not Sued (12 projects)
--------------------------------------------------------------------------------
Bupropion 100,150mg ER (W)                           Carbidopa/Levodopa ER
--------------------------------------------------------------------------------
Bupropion 150mg ER (Z)                               Metformin 500mg ER
--------------------------------------------------------------------------------
Fenofibrate 67,134,200mg Caps                        Carprofen 25,75,100mg
--------------------------------------------------------------------------------
Loratadine & PSE 10/240mg ER 24hr                    Bupropion 200mg ER
--------------------------------------------------------------------------------
Loratadine 10mg OD                                   Metformin 750mg ER
--------------------------------------------------------------------------------
Loratadine & PSE 5/120mg ER 12hr                     Fenofibrate 54 &160mg Tabs
--------------------------------------------------------------------------------






September 2005 v1              IMPAX Laboratories, Inc.                      14

                                GENERIC PROJECTS

Paragraph IV Litigation Status Summary (21 total filed)


--------------------------------------------------------------------------------
       Project                                    Litigation Status
--------------------------------------------------------------------------------
Omeprazole 10,20 &40mg DR               Discovery extended. No trial date set.
--------------------------------------------------------------------------------
Fexofenadine & PSE ER                   Estimated trial, mid-2006.
--------------------------------------------------------------------------------
Oxycodone 80mg ER                       Judgment entered. Purdue petitioning
Oxycodone 10,20 &40mg ER                for re-hearing en banc on decision v.
                                        Endo.
--------------------------------------------------------------------------------
Oxybutynin 5,10 &15mg ER                Trial scheduled February 2006.
--------------------------------------------------------------------------------
S.E. Amphetamine ER                     Trial scheduled February 2006.
--------------------------------------------------------------------------------
Bupropion 150 &300mg ER (XL)            Recently sued. No trial scheduled.
--------------------------------------------------------------------------------
Methylphenidate ER                      Recently filed as Paragraph IV.
--------------------------------------------------------------------------------
Undisclosed                             Recently filed as Paragraph IV.
--------------------------------------------------------------------------------





September 2005 v1              IMPAX Laboratories, Inc.                      15

                              COMMERCIAL STRATEGY
                     Strategic Alliance for Generic Projects


--------------------------------------------------------------------------------
                               Teva (Rx Partners)
--------------------------------------------------------------------------------

                                             ---------------------------------
                                             LAUNCHED
                                             ---------------------------------
                                             Omeprazole 10,20 mg DR
                                             Bupropion 100,150 mg ER (W)
o Signed June 2001                           Bupropion 150 mg ER (Z)
o First product shipped 1Q 2004              Loratadine OD
o 12 Rx products                             Loratadine/PSE ER, 12 hr
  |X| 11 Filed to date                       Loratadine/PSE ER, 24 hr
  |X| 11 disclosed    ------------------     Metformin 500 mg ER
                                             ---------------------------------
                                             [NOT YET LAUNCHED]
                                             ---------------------------------
                                             Omeprazole 40 mg DR
                                             Methylphenidate 18,27,36,54 mg ER
                                             Fexofenadine/PSE 60/120 mg ER
                                             Oxybutynin 5,10,15 mg ER
                                             Bupropion 150, 300 mg ER (XL)
                                             ---------------------------------







September 2005 v1              IMPAX Laboratories, Inc.                      16

                              COMMERCIAL STRATEGY
                    Strategic Alliances for Generic Projects


--------------------------------------------------------------------------------
                             OVER THE COUNTER (OTC)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PARTNER             DATE                     LORATADINE                     STATUS
                                              PRODUCTS
----------------------------------------------------------------------------------------------------
Novartis          Dec 2001                     ODT (Ped)               Launched 2Q04 as Triaminic
                                                                       brand. Terminated 2Q05
----------------------------------------------------------------------------------------------------
Wyeth             Jun 2002                     D-12                    Launched 2Q03 as
                                                                       Alavert D12
----------------------------------------------------------------------------------------------------
Schering          Jun 2002                     D-12                    Launched 1Q03 as
                                                                       Claritin D12
----------------------------------------------------------------------------------------------------
Leiner            Jun/Jul 2004                 ODT & D-24              Launched ODT 4Q04
                                                                       Launched D-24 1Q05
----------------------------------------------------------------------------------------------------





September 2005 v1              IMPAX Laboratories, Inc.                      17

                                 BRAND PROJECTS

o   Targeting improved versions of existing chemical entities

    |X| Reduced risk and expense associated with development as compared to NCE development.

    |X| Reduced time of development as compared to NCE development

o   Utilize development and drug delivery expertise

    |X| Improve patient compliance and outcomes





September 2005 v1              IMPAX Laboratories, Inc.                      18

                                 BRAND PROJECTS


o   Focus on Central Nervous System (CNS) drugs

    |X| Rapidly growing therapeutic area

    |X| Focus on CNS disease states, including movement disorders such as Parkinson's disease.

    |X| These movement disorders are frequently treated by the approximately
        8,300 practicing neurologists, of which about 3,500 write the majority of prescriptions. This group can be addressed by a small, specialized sales force.






September 2005 v1              IMPAX Laboratories, Inc.                      19

                                 BRAND PROJECTS


o Despite being the standard for treating Parkinson's Disease, levodopa therapy has several unmet needs:

    |X| Motor fluctuation and dyskinesias
    |X| Pill burden
    |X| Delayed or unpredictable "on"
    |X| True delivery of continuous dopaminergic stimulation

o VADOVA(TM) (carbidopa-levodopa) is uniquely formulated to meet some of these unmet needs including reduction in pill burden.







September 2005 v1              IMPAX Laboratories, Inc.                      20

Brand Projects


o   The effective date of acceptance of the VADOVA NDA by FDA was May 3rd.

    |X| The application contained a Paragraph III certification which prevents any approval from becoming effective prior to June 16, 2006.

o   US Patent applications filed.








September 2005 v1              IMPAX Laboratories, Inc.                      21

                                 BRAND PROJECTS
-------------------------------------------------------------------------------
2003              2004              2005             2006              2007


IPX054 - VADOVATM (carbidopa-levodopa)
-----------------


-------------------------------------------------------------------------------
Formulation         Pivotal Studies/ Development         NDA Review
-------------------------------------------------------------------------------
o IND Filed                                              o NDA Filed -505(b)(2)


IPX056
-------



-------------------------------------------------------------------------------
Formulation         Development                          Clinical
-------------------------------------------------------------------------------
     o IND Filed









September 2005 v1              IMPAX Laboratories, Inc.                      22

                             SIGNIFICANT MILESTONES


------------------------------------------------------------------------------------------------------------------
Milestone                                       2000     2001           2002         2003          2004     2005
                                                                                                            (YTD)
------------------------------------------------------------------------------------------------------------------
Applications Filed                               8         8              8            8             6        3
------------------------------------------------------------------------------------------------------------------
o  PPG IV filings                                7         2              5            4             1        2*
------------------------------------------------------------------------------------------------------------------
o  IND filings                                   0         0              0            2             1        0
------------------------------------------------------------------------------------------------------------------
o  NDA filings                                   0         0              0            0             0        1
------------------------------------------------------------------------------------------------------------------
Approvals (Total)                                2         1              8            9            11        5
------------------------------------------------------------------------------------------------------------------
o  Tentative approval                            0         0              5            2             2        1
------------------------------------------------------------------------------------------------------------------
                                                         Teva,          Wyeth,       Andrx/
Strategic Alliances                              --     Novartis       Schering       Teva         Leiner   Vedco
------------------------------------------------------------------------------------------------------------------

*Includes amendments to previously filed applications--not included in YTD applications filed


FILING GOAL 2005: 8 NEW APPLICATIONS











September 2005 v1              IMPAX Laboratories, Inc.                      23

                                   HIGHLIGHTS


o Experienced management with strong industry knowledge and technical expertise

o Broad base of drug delivery technology, formulation and development expertise

o   Strong product portfolio

o   Strong strategic partners -
        Teva, Wyeth, Schering and Leiner

o   Branded product strategy offers a long-term growth opportunity











September 2005 v1              IMPAX Laboratories, Inc.                      24

                         Thank you for your interest in



                            IMPAX Laboratories, Inc











September 2005 v1              IMPAX Laboratories, Inc.                      25